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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


         Date of Report (Date of earliest event reported): July 30, 2004

                           JEFFERSON BANCSHARES, INC.
               (Exact name of registrant as specified in charter)


               Tennessee                                 (45-0508261)
(State of incorporation or organization)       (IRS Employer Identification No.)



120 Evans Avenue, Morristown, Tennessee                          37814
---------------------------------------                          -----
(Address of principal executive offices)                      (Zip Code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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ITEM 5.        OTHER EVENTS AND REGULATION FD DISCLOSURE

         On July 30, 2004, Jefferson Bancshares, Inc. announced that its board of directors has approved the repurchase of up to 838,552 shares, or 10% of the Company's outstanding common stock. The press release announcing the stock repurchase program is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits.

               Exhibit No.               Description
               -----------               -----------

               99.1                      Press Release Dated July 30, 2004











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       JEFFERSON BANCSHARES, INC.


                                       By: /s/ Anderson L. Smith
                                           -------------------------------------
                                           Anderson L. Smith
                                           President and Chief Executive Officer

Date:  July 30, 2004









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